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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

                Date of Report (Date of earliest event reported):

                                 August 18, 2003

                          EN POINTE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                000-28052                75-2467002
----------------------------   -----------------------  ----------------------
(State or other jurisdiction  (Commission File Number) (I.R.S Employer
     of incorporation)                                      Identification No.)

    100 N. Sepulveda Blvd., 19th Floor
       El Segundo, California                                  90245
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(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (310) 725-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events and Regulation FD Disclosure.

     On August 27, 2003, Mr. Edward O. Hunter was appointed to the Board of Directors of the Registrant, and agreed to serve its audit and compensation committees. A copy of the Registrant's press release regarding Mr. Hunter's appointment is incorporated herein by reference as Exhibit 99.1.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.
-----------------------------------------------

     (a)     Financial Statements of Businesses Acquired:  None.

     (b)     Pro Forma Financial Information:  None.

     (c)     Exhibits:

             EXHIBIT                 DESCRIPTION
             NUMBER

              99.1 Press release of En Pointe Technologies, Inc. dated August 27, 2003.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EN POINTE TECHNOLOGIES, INC.

Date:  August 27, 2003                         By:  /s/ Kevin D. Ayers
                                                  -------------------------
                                                  Kevin D. Ayers
                                                  Chief Financial Officer

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